                                                               Exhibit 10.21

                         INVESTMENT MANAGEMENT AGREEMENT


AGREEMENT made this 1st day of July, 1990, by and between TMK/UNITED FUNDS, INC. (hereinafter called "United", and WADDELL & REED, INC.

                                   WITNESSETH:

In consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by and between the parties hereto as follows:

I.       IN GENERAL.
         Waddell & Reed, Inc., agrees to act as investment adviser to United with respect to the investment of its assets and in general to supervise the investments of United, subject at all times to the direction and control of the Board of Directors of United, all as more fully set forth herein.

II. DUTIES OF WADDELL & REED, INC., WITH RESPECT TO INVESTMENT OF ASSETS OF UNITED.

         A. Waddell & Reed Inc., shall regularly provide investment advice to United and shall, subject to the succeeding provisions of this section, continuously supervise the investment and reinvestment of cash, securities or other property comprising the assets of the investment portfolios of United; and in furtherance thereof, Waddell & Reed, Inc., shall:

                  1. obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or one or more of the portfolios of United, and whether concerning the individual companies whose securities are included in United's portfolios or the industries in which they engage, or with respect to securities which Waddell & Reed, Inc., considers desirable for inclusion in United's portfolios;

                  2. furnish continuously an investment program for each of the portfolios of United;

                  3. determine what securities shall be purchased or sold by United;

                  4. take, on behalf of United, all actions which appear to Waddell & Reed, Inc., necessary to carry into effect such investment programs and supervisory functions as aforesaid, including the placing of purchase and sale orders.

         B. Waddell & Reed, Inc., shall make appropriate and regular reports to the Board of Directors of United on the actions it takes pursuant to
Section II.A. above. Any investment programs furnished by Waddell & Reed, Inc., under this section, or any supervisory function taken hereunder by Waddell & Reed, Inc., shall at all times conform to and be in accordance with any requirements imposed by:

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                  1.       the provisions of the Investment Company Act of 1940
and any rules or regulations in force thereunder;

                  2.       any other applicable provision of law;

                  3. the provisions of the Articles of Incorporation of United as amended from time to time;

                  4. the provisions of the Bylaws of United as amended from time to time;

                  5. the terms of the registration statements of United, as amended from time to time, under the Securities Act of 1933 and the Investment Company Act of 1940.

         C. Any investment programs furnished by Waddell & Reed, Inc., under this section or any supervisory functions taken hereunder by Waddell & Reed, Inc., shall at all times be subject to any directions of the Board of Directors of United, its Executive Committee, or any committee or officer of United acting pursuant to authority given by the Board of Directors.

III.     ALLOCATION OF EXPENSES.
         The expenses of United and the expenses of Waddell & Reed, Inc., in performing its functions under this Agreement shall be divided into two classes, to wit: (i) those expenses which will be paid in full by Waddell & Reed, Inc., as set forth in subparagraph "A" hereof, and (ii) those expenses which will be paid in full by United, as set forth in subparagraph "B" hereof.

                  A. With respect to the duties of Waddell & Reed, Inc., under Section II above, it shall pay in full, except as to the brokerage and research services acquired through the allocation of commissions as provided in
Section IV hereinafter, for (a) the salaries and employment benefits of all employees of Waddell & Reed, Inc. who are engaged in providing these advisory services; (b) adequate office space and suitable office equipment for such employees; and (c) all telephone and communications costs relating to such functions. In addition, Waddell & Reed, Inc., shall pay the fees and expenses of all directors of United who are employees of Waddell & Reed, Inc., or an affiliated corporation and the salaries and employment benefits of all officers of United who are affiliated persons of Waddell & Reed, Inc.

                  B. United shall pay in full for all of its expenses which are not listed above (other than those assumed by Waddell & Reed, Inc., or its affiliates in its capacity as Accounting Services Agent for United), including (a) the costs of preparing and printing prospectuses and reports to shareholders of United including mailing costs; (b) the costs of printing all proxy statements and all other costs and expenses of meetings of shareholders of United; (c) interest, taxes, brokerage commission and premiums on fidelity and other insurance; (d) audit fees and expenses of independent accountants and legal fees and expenses of attorneys, but not of attorneys who are employees of Waddell & Reed, Inc.; (e) fees and expenses of its directors; (f) custodian fees and expenses; (g) fees payable by United under the Securities Act of 1933, the Investment Company Act of 1940, and the securities or "Blue-Sky" laws of any jurisdiction; (h) fees and assessments of the Investment Company Institute or any successor organization; (i) such nonrecurring or extraordinary expenses as may arise, including litigation affecting United and any indemnification by United of its officers, directors, employees and agents with respect thereto; (j) the costs and expenses of maintaining shareholder records and processing transactions for the issuance and redemption of its shares; and (k) the costs and expenses provided for in any Accounting Services Agreement, including amendments thereto, contemplated by subsection C of this section III.

                  C. Waddell & Reed, Inc., or an affiliate of Waddell & Reed, Inc., may also act as accounting services agent of United if at the time in question there is a separate agreement, "Accounting Services Agreement," covering such functions between United and Waddell & Reed, Inc., or such affiliate. The corporation, whether Waddell & Reed, Inc., or its affiliate, which is the party to such Agreement with United is referred to as the "Agent." Any such Agreement shall provide in substance that it shall not go into effect, or may be amended, or a new agreement covering the same topics between United and the Agent may be entered into only if the terms of such Agreement, such amendment or such new agreement have been approved by the Board of Directors of United, including the vote of a majority of the directors who are not "interested persons" as defined in the Investment Company Act of 1940, of either party to the Agreement, such amendment or such new agreement (considering Waddell & Reed, Inc., to be such a party even if at the time in question the Agent is an affiliate of Waddell & Reed, Inc.), cast in person at a meeting called for the purpose of voting on such approval. Such a vote is referrer to as a "disinterested director" vote. Any such Agreement shall also provide in substance for its continuance, unless terminated, for a specified period which shall not exceed two years from the date of its execution and from year to year thereafter only if such continuance is specifically approved at least annually by a disinterested director vote, and that any disinterested director vote shall include a determination that (i) the Agreement, amendment, new agreement or continuance in question is in the best interests of United and its shareholders;
(ii) the services to be performed under the Agreement, the Agreement as amended, new agreement or agreement to be continued are services required for the operation of United; (iii) the Agent can provide services the nature and quality of which are at least equal to those provided by others offering the same or similar services; and (iv) the fees for such services are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Any such Agreement may also provide in substance that any disinterested director vote may be conditioned on the favorable vote of the holders of a majority (as defined in or under the Investment Company Act of 1940) of the outstanding shares of each class of United. Any such Agreement shall also provide in substance that it may be terminated by the Agent at any time without penalty upon giving United one hundred twenty (120) days' written notice (which notice may be waived by United) and may be terminated by United at any time without penalty upon giving the Agent sixty (60) days' written notice (which notice may be waived by the Agent), provided that such termination by United shall be directed or approved by the vote of a majority of the Board of Directors of United in office at the time or by the vote of the holders of a majority (as defined in or under the Investment Company Act of 1940) of the outstanding shares of each class of United.

IV.      BROKERAGE.
         (a) Waddell & Reed, Inc., may select brokers to effect the portfolio transactions of United on the basis of its estimate of their ability to obtain, for reasonable and competitive commissions, the best execution of particular and related portfolio transactions. For this purpose, "best execution" means prompt and reliable execution at the most favorable price obtainable. Such brokers may be selected on the basis of all relevant factors including the execution capabilities required by the transaction or transactions, the importance of speed, efficiency, or confidentiality, and the willingness of the broker to provide useful or desirable investment research and/or special execution services. Waddell & Reed, Inc., shall have no duty to seek advance competitive commission bids and may select brokers based solely on its current knowledge of prevailing commission rates.

         (b) Subject to the foregoing, Waddell & Reed, Inc., shall have discretion, in the interest of United, to direct the execution of its portfolio transactions to brokers who provide brokerage and/or research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) for United and/or other accounts for which Waddell & Reed, Inc., and its affiliates exercise "investment discretion" (as that term is defined in Section 3(a)(35) of the Securities Act of 1934); and in connection with such transactions, to pay commission in excess of the amount another adequately qualified broker would have charged if Waddell & Reed, Inc., determines, in good faith, that such commission is reasonable in relation to the value of the brokerage and/or research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of Waddell & Reed, Inc., and its investment advisory affiliates with respect to the accounts for which they exercise investment discretion. In reaching such determination, Waddell & Reed, Inc., will not be required to attempt to place a specified dollar amount on the brokerage and/or research services provided by such broker; provided that Waddell & Reed, Inc., shall be prepared to demonstrate that such determinations were made in good faith, and that all commissions paid by United over a representative period selected by its Board of Directors were reasonable in relation to the benefits to United.

         (c) Subject to the foregoing provisions of this Paragraph "IV," Waddell & Reed, Inc., may also consider sales of insurance policies funded by United's shares and sales of shares of investment companies distributed by Waddell & Reed, Inc., or its affiliates, and portfolio valuation or pricing services as a factor in the selection of brokers to execute brokerage and principal portfolio transactions.

V.       COMPENSATION OF WADDELL & REED, INC.
         As compensation in full for services rendered and for the facilities and personnel furnished under sections I, II, and IV of this Agreement, United will pay to Waddell & Reed, Inc., for each day the fees specified in Exhibit A hereto.

         The amounts payable to Waddell & Reed, Inc., shall be determined as of the close of business each day; shall, except as set forth below, be based upon the value of net assets computed in accordance with the Articles of Incorporation of United; and shall be paid in arrears whenever requested by Waddell & Reed, Inc.

         Notwithstanding the foregoing, if the laws, regulations or policies of any state in which shares of United are qualified for sale limit the operation and management expenses of United, Waddell & Reed, Inc., will refund to United the amount by which such expenses exceed the lowest of such state limitations.

VI.      UNDERTAKINGS OF WADDELL & REED, INC.; LIABILITIES.

         Waddell & Reed, Inc., shall give to United the benefit of its best judgment, efforts and facilities in rendering advisory services hereunder.

         Waddell & Reed, Inc., shall at all times be guided by and be subject to United's investment policies, the provisions of its Articles of Incorporation and Bylaws as each shall from time to time be amended, and to the decision and determination of United's Board of Directors.

         This Agreement shall be performed in accordance with the requirements of the Investment Company Act of 1940, the Investment Advisors Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, to the extent that the subject matter of this Agreement is within the purview of such Acts. Insofar as applicable to Waddell & Reed, Inc., as an investment adviser and affiliated person of United, Waddell & Reed, Inc., shall comply with the provisions of the Investment Company Act of 1940, the Investment Advisers Act of 1940 and the respective rules and regulations of the Securities and Exchange Commission thereunder.

         In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of Waddell & Reed, Inc., it shall not be subject to liability to United or to any stockholder of United (direct of beneficial) for any act or omission in the course of or connected with rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

VII.     DURATION OF THIS AGREEMENT.

         This Agreement shall become effective at the start of business on the date hereof and shall continue in effect, unless terminated as hereinafter provided, for a period of one year and from year-to-year thereafter only if such continuance is specifically approved at least annually by the Board of Directors, including the vote of a majority of the directors who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a majority (as so defined) of the outstanding voting securities of each class of United and by the vote of a majority of the directors who are not parties to this Agreement or "interested persons" (as so defined) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

VIII.    TERMINATION.

         This Agreement may be terminated by Waddell & Reed, Inc., at any time without penalty upon giving United one hundred twenty (120) days' written notice (which notice may be waived by United) and may be terminated by United at any time without penalty upon giving Waddell & Reed, Inc. sixty (60) days' written notice (which notice may be waived by Waddell & Reed, Inc.), provided that such termination by United shall be directed or approved by the vote of a majority of the Board of Directors of United in office at the time or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of United. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for this purpose having the meaning defined in
Section 2(a)(4) of the Investment Company Act of 1940 and the rules and regulations thereunder.

IN WITNESS WHEREROF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their corporate seal to be hereunto affixed, all as of the day and year first above written.



(Seal)                                 TMK/UNITED FUNDS, INC.




                                           By:  /s/Rodney O. McWhinney
                                                ----------------------
                                                    Rodney O. McWhinney
                                                    Vice President


ATTEST:


/s/Sharon K. Pappas
-------------------
Sharon K. Pappas
Secretary





(Seal)                                 WADDELL & REED, INC.



                                           By:  /s/Robert L. Hechler
                                                --------------------
                                                    Robert L. Hechler
                                                    Executive Vice President


ATTEST:


/s/Rodney O. McWhinney
----------------------
Rodney O. McWhinney
Secretary

                  EXHIBIT A TO INVESTMENT MANAGEMENT AGREEMENT

                            TARGET/UNITED FUNDS, INC.

                                  FEE SCHEDULE

A cash fee computed each day on net asset value for each Portfolio at the annual rates listed below*:

ASSET STRATEGY PORTFOLIO

Net Assets                                            Fee
----------                                            ---

Up to $1 billion                                      0.70%

Over $1 billion and up to $2 billion                  0.65%

Over $2 billion and up to $3 billion                  0.60%

Over $3 billion                                       0.55%


BALANCED PORTFOLIO

Net Assets                                            Fee
----------                                            ---

Up to $1 billion                                      0.70%

Over $1 billion and up to $2 billion                  0.65%

Over $2 billion and up to $3 billion                  0.60%

Over $3 billion                                       0.55%

BOND PORTFOLIO

Net Assets                                            Fee
----------                                            ---

Up to $500 million                                    0.525%

Over $500 million and up to $1 billion                0.50%

Over $1 billion and up to $1.5 billion                0.45%

Over $1.5 billion                                     0.40%

CORE EQUITY PORTFOLIO

Net Assets                                            Fee
----------                                            ---

Up to $1 billion                                      0.70%

Over $1 billion and up to $2 billion                  0.65%

Over $2 billion and up to $3 billion                  0.60%

Over $3 billion                                       0.55%

GROWTH PORTFOLIO

Net Assets                                            Fee
----------                                            ---
Up to $1 billion                                      0.70%

Over $1 billion and up to $2 billion                  0.65%

Over $2 billion and up to $3 billion                  0.60%

Over $3 billion                                       0.55%

HIGH INCOME PORTFOLIO

Net Assets                                            Fee
----------                                            ---
Up to $500 million                                    0.625%

Over $500 million and up to $1 billion                0.60%

Over $1 billion and up to $1.5 billion                0.55%

Over $1.5 billion                                     0.50%

INTERNATIONAL PORTFOLIO

Net Assets                                            Fee
----------                                            ---
Up to $1 billion                                      0.85%

Over $1 billion and up to $2 billion                  0.83%

Over $2 billion and up to $3 billion                  0.80%


Over $3 billion                                       0.76%

LIMITED-TERM BOND PORTFOLIO

Net Assets                                            Fee
----------                                            ---
Up to $500 million                                    0.50%

Over $500 million and up to $1 billion                0.45%

Over $1 billion and up to $1.5 billion                0.40%

Over $1.5 billion                                     0.35%

MONEY MARKET PORTFOLIO

A cash fee computed each day on net asset values for the Portfolio at the annual rate of 0.40% of net assets.


SCIENCE & TECHNOLOGY PORTFOLIO

Net Assets                                            Fee
----------                                            ---
Up to $1 billion                                      0.85%

Over $1 billion and up to $2 billion                  0.83%

Over $2 billion and up to $3 billion                  0.80%

Over $3 billion                                       0.76%

SMALL CAP PORTFOLIO

Net Assets                                            Fee
----------                                            ---
Up to $1 billion                                      0.85%

Over $1 billion and up to $2 billion                  0.83%

Over $2 billion and up to $3 billion                  0.80%

Over $3 billion                                       0.76%

VALUE PORTFOLIO

Net Assets                                            Fee
----------                                            ---
Up to $1 billion                                      0.70%

Over $1 billion and up to $2 billion                  0.65%

Over $2 billion and up to $3 billion                  0.60%

Over $3 billion                                       0.55%


*If a Portfolio's net assets are less than $25 million, Waddell & Reed
  Investment Management Company has agreed to voluntarily waive the management fee, subject to its right to change or modify this waiver.

As Amended and Effective February 14, 2001.